J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 5, 2018

to the Prospectuses, Summary Prospectuses, and Statement

of Additional Information dated March 1, 2018

Effective May 17, 2018 (the “Effective Date”), the goal for the JPMorgan International Value Fund (the “Fund”) in the “What is the goal of the Fund?” section of the prospectuses and summary prospectuses is hereby deleted and replaced with the following.

The Fund seeks to provide long-term capital appreciation.

From the Effective Date, the investment strategies for the Fund in the “What are the Fund’s main investment strategies?” section of the prospectuses and summary prospectuses, and the “More About the Funds — ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES — International Value Fund” section of the prospectuses are hereby deleted and replaced with the following.

The Fund invests primarily in securities of issuers in foreign developed countries, including foreign subsidiaries of U.S. issuers. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. The Fund typically does not invest in U.S. issuers that do not qualify as foreign issuers.

Securities in which the Fund invests include common stocks, depositary receipts, and privately placed securities. Generally, the Fund expects to maintain regional geographic exposures similar to those of its benchmark over time, although the Fund may deviate from these exposures in the adviser’s discretion

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may invest in securities across all market capitalizations and may invest a significant portion of its assets in companies of any one particular market capitalization category. The Fund may also use exchange-traded futures for the efficient management of cash flows. From time to time, the Fund may hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser seeks to identify securities that it believes present attractive valuations using behavioral based and quantitative screens and conducting fundamental analysis. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. These securities are then subjected to further analysis, including consideration of their momentum and quality characteristics, to seek to identify securities with values that the adviser believes will increase. Ordinarily, the adviser expects to invest across a large number of issuers in an effort to limit specific issuer risk.

The Fund may sell securities if the adviser’s conviction in a security changes, if the issuer’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain adverse political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund may invest a substantial part of its assets in just one region or country.

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From the Effective Date, the following investment risk of the Fund will be added in “The Fund’s Main Investment Risks” section of the prospectuses and summary prospectuses, and the “More About the Funds — INVESTMENT RISKS — Main Risks” section of the prospectuses.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

From the Effective Date, the following historical performance information for the Fund will be added in the “More About the Funds — ADDITIONAL HISTORICAL PERFORMANCE INFORMATION — International Value Fund” section of the prospectuses and “The Fund’s Past Performance” section of the summary prospectuses.

As of 5/17/18, the Fund changed its investment objective and investment strategies. In view of these changes, the Fund’s performance record prior to 5/17/18 might be less pertinent for investors considering whether to purchase shares of the Fund.

From the Effective Date, the portfolio manager information for the Fund in the “Management” in the Fund’s “Risk/Return Summary” section of the prospectuses and summary prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Ian Butler	2018	Executive Director
Thomas Buckingham	2018	Executive Director
Kyle Williams	2018	Vice President
Michael Barakos	2018	Managing Director

In addition, the paragraph in the section of the prospectus titled “The Funds’ Management and Administration — The Portfolio Managers — International Value Fund” is hereby deleted in its entirety and replaced by the following:

International Value Fund

The portfolio management team utilizes a team based approach and is comprised of Ian Butler, Thomas Buckingham, Kyle Williams and Michael Barakos. Mr. Butler, an Executive Director and CFA charterholder, Mr. Buckingham, an Executive Director and CFA charterholder, Mr. Williams, a Vice President and CFA charterholder, and Mr. Barakos, a Managing Director and CFA charterholder, share authority in the management of the Fund.

Mr. Butler has been employed by JPMIM or its affiliates (or one of their predecessors) since 2005, Mr. Buckingham has been employed by JPMIM or its affiliates (or one of their predecessors) since 2007, Mr. Williams has been employed by JPMIM or its affiliates (or one of their predecessors) since 2011, and Mr. Barakos has been employed by JPMIM or its affiliates (or one of their predecessors) since 1999. All work as portfolio managers within the JPMorgan International Equity Group, specifically managing style based strategies, and have been portfolio managers of the Fund since May 2018.

From the Effective Date, the portfolio manager information for the Fund in the SAI under the headings “Portfolio Managers’ — Portfolio Managers’ Other Accounts Managed” and “Portfolio Managers — Portfolio Managers’ Ownership of Securities” with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of December 31, 2017:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Value Fund
Ian Butler	0	$0	4	$8,290,689	0	$0
Thomas Buckingham	3	1,418,639	7	12,522,111	1	232,906
Kyle Williams	0	0	1	356,792	0	0
Michael Barakos	3	1,418,639	7	13,520,568	3	365,186

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of December 31, 2017:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Discovery Fund
Ian Butler	0	$0	0	$0	0	$0
Thomas Buckingham	0	0	0	0	0	0
Kyle Williams	0	0	2	224,464	1	188,180
Michael Barakos	0	0	4	6,127,544	1	42,313

Portfolio Managers’ Ownership of Securities

The following table indicates the dollar range of securities of the Fund beneficially owned by each portfolio manager, as of December 31, 2017:

Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Discovery Fund
Ian Butler	X
Thomas Buckingham	X
Kyle Williams	X
Michael Barakos	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE